UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

WildHorse Resource Development Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37964	81-3470246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Freeway, Suite 400

Houston, TX 77024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 568-4910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 28, 2017, WildHorse Resource Development Corporation (the “Company”) issued a press release announcing an operational update, its 2016 year-end reserves, and 2017 financial and operational guidance. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On February 28, 2017, the Company issued a press release announcing, among other things, its 2017 financial and operational guidance. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated February 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

By:	/s/ Kyle N. Roane
Name:	Kyle N. Roane
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: February 28, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 28, 2017

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